UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2016

Date of reporting period :	April 14, 2016 (commencement of operations) — September 30, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Government Money Market Fund

Annual report
9 | 30 | 16

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PGDXX

Putnam Government
Money Market
Fund

Annual report
9 | 30 | 16

Message from the Trustees	1

Interview with your fund’s portfolio managers	2

Performance snapshot	2

Your fund’s performance	7

Your fund’s expenses	8

Terms and definitions	11

Other information for shareholders	12

Important notice regarding Putnam’s privacy policy	13

Trustee approval of management contract	14

Financial statements	18

Federal tax information	37

About the Trustees	38

Officers	40

Consider these risks before investing: You can lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time. The values of money market investments usually rise and fall in response to changes in interest rates. Certain securities in which the fund may invest, including securities issued by certain U.S. government agencies and U.S. government-sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

Message from the Trustees

Dear Fellow Shareholder:

Investors around the world have witnessed generally positive performance from financial markets in 2016. Most stock and bond indexes have added gains, benefiting from a slowly recovering global economy and contending with only intermittent bouts of volatility.

Even advancing markets, however, can pose challenges for investors, including short-term fluctuations that can be unsettling. The key, we believe, is to stay invested, maintain a diversified portfolio, and remain focused on the long term. Also, seeking the counsel of a professional financial advisor, who can help keep your portfolio aligned with your goals, risk tolerance, and time horizon, may prove to be beneficial.

In any market environment, we favor active strategies based on fundamental research, such as the investment approach practiced at Putnam. Backed by a network of global analysts, Putnam portfolio managers bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended September 30, 2016, as well as an outlook for the coming months.

Thank you for investing with Putnam.

Interview with your fund’s portfolio managers

Putnam Government Money Market Fund launched on April 14, 2016. What was the market environment like, and how did the fund perform through September 30, 2016?

Jonathan: Market conditions remained generally favorable during the abbreviated reporting period, outside of a brief disruption in late June due to the United Kingdom’s surprise decision to leave the European Union. Against this backdrop, the Federal Reserve continued to weigh its domestic growth objectives against the macroeconomic uncertainties abroad. Given Fed Chair Janet Yellen’s concern that global developments posed ongoing risk for the U.S. economy, the central bank held its benchmark federal funds rate steady during the reporting period. With short-term interest rates near zero, the fund’s performance fell in line with this rate environment.

Money market funds remained an important investment option for investors seeking refuge from market volatility during the reporting period. It is difficult to gauge if investment inflows were due to a specific factor, such as concern about Fed rate policy or the Securities and Exchange Commission’s [SEC] money market reforms, which were slated to (and ultimately did) take effect on October 14, 2016. However, U.S. money

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Class A shares do not bear an initial sales charge. For a portion of the period, the fund had expense limitations, without which returns would have been lower. Yield reflects current performance more closely than total return. See pages 3 and 7–8 for additional performance information. To obtain the most recent month-end performance, visit putnam.com.

2	Government Money Market Fund

market fund assets rose to $2.64 trillion by September 30, 2016. With market expectations for more, albeit gradual, increases to come, money market fund yields inched higher during the period — attracting renewed investor interest.

What was your investment strategy in this environment?

Joanne: The interest-rate environment and the SEC’s money market fund reforms influenced the cash management landscape considerably during the reporting period. With the markets speculating about the timing of the Fed’s next interest-rate hike, the three-month London Interbank Offered Rate [LIBOR] rose 22 basis points, or almost a quarter of a percentage point, from the fund’s inception through September 30, 2016. [LIBOR is a widely followed benchmark rate that the world’s largest banks use in determining rates for interbank loans.] However, the LIBOR increase was not mirrored in the yields offered by U.S. government securities due to the effect of the money market industry’s implementation of SEC reforms and higher demand from international investors in Europe and Japan, where sovereign debt yields are lower and, in some cases, negative. Accordingly, with strong demand for these securities, U.S. Treasuries and government agency notes did not experience the same interest-rate increases as short-term credit instruments, such as commercial paper.

As managers of prime money market funds worked to ensure compliance with the new regulations, the features of those funds changed — including the introduction of a floating net asset value [NAV] and the required capacity to impose liquidity fees and redemption gates that limit investor withdrawals during periods of market stress. As investor preferences changed during the transition, billions of dollars shifted from prime money market funds to government money market funds, which continue to seek to maintain a stable $1.00 NAV. To accommodate such withdrawals, prime money market funds held higher levels of cash to meet redemptions — squeezing credit and decreasing demand for short-term debt issued by companies, banks, and municipalities. Ultimately, these developments contributed

This comparison shows your fund’s performance in the context of broad market indexes for the period from 4/14/16 (commencement of operations) to 9/30/16. See pages 2 and 7–8 for additional fund performance information. Index descriptions can be found on page 12.

Government Money Market Fund	3

to higher short-term interest rates and borrowing costs for those short-term credit securities.

These developments greatly affected how we positioned the fund’s portfolio during the period. Ironically, the demand for short-term U.S. government securities pushed their yields lower than what we might expect in an environment where the Fed could be raising interest rates. Due to our expectations that the Fed is likely to raise interest rates in the near future, the fund’s weighted average maturity [WAM] was shorter during the reporting period than we would normally target. [WAM represents the average life of all the money market securities held in the portfolio.] At period-end on September 30, 2016, the portfolio’s WAM was 15.71 days — below that of the average of its Lipper peers.

Which holdings exemplified your strategy during the reporting period?

Jonathan: The fund is required to maintain at least 99.5% of its assets in cash, Treasury bills and notes, and agency securities, such as those issued by the Federal National Mortgage Association, Federal Home Loan Mortgage Corp., Federal Home Loan Bank, and Federal Farm Credit Banks. The fund is not subject to liquidity fees and redemption gates. As part of our effort to maintain a stable net asset value of $1.00 per share, the vast majority of the fund’s assets were invested in repurchase agreements fully collateralized by agency mortgages during the reporting period.

As part of this strategy, we focused on repurchase agreements that were backed by the U.S. Treasury or agency mortgage-backed securities that matured on an overnight basis. These offered attractive yields compared with Treasury or agency instruments with maturities of one to six months. As opportunities arose throughout the reporting period, we did find value in purchasing fixed U.S. government agency notes with six- to nine-month maturities and floating-rate instruments maturing in the one-year maturity range.

Allocations are shown as a percentage of the fund’s net assets as of 9/30/16. Cash and net other assets, if any, represent the market value weights of cash and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

The cash and net other assets category may show a negative market value percentage as a result of the timing of trade-date versus settlement-date transactions.

4	Government Money Market Fund

What is your outlook for Fed policy in the final months of 2016?

Joanne: In the closing months of the reporting period, with the U.S. job market close to full strength, some Fed policymakers stated that the case for raising interest rates had strengthened. As a result, the odds of the Fed acting before year-end appeared to us to be increasing, in our view. At its September meeting, the Fed left interest rates unchanged but added that it could still raise rates before the close of 2016. Some members of the Fed’s interest-rate-setting committee voiced disagreement with the decision to keep interest rates low as a way to boost the economy. With the labor market tightening, the dissenters argued that the time had come for modest, gradual increases in short-term interest rates to best promote a more sustainable and balanced economic recovery. As the reporting period came to a close, many Fed observers were looking to the Fed’s December policy meeting — after the presidential election — for the Fed to raise short-term rates.

Against this backdrop, we will continue to pursue strategies that help us maintain a stable $1.00 NAV while searching for attractive income opportunities from the highest-quality short-term investments.

Thank you both for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Joanne M. Driscoll has an M.B.A. from the D’Amore-McKim School of Business at Northeastern University and a B.S. from Westfield State College. Joanne joined Putnam in 1995 and has been in the investment industry since 1992.

Portfolio Manager Jonathan M. Topper has a B.A. from Northeastern University. He has been in the investment industry since he joined Putnam in 1990.

Government Money Market Fund	5

IN THE NEWS

In its October World Economic Outlook , the International Monetary Fund (IMF) projected that global growth will decelerate to 3.1% in 2016 before bouncing back to 3.4% next year. The Washington-based IMF shaved 0.1% off its 2016 and 2017 forecasts relative to its April Outlook, citing “weaker-than-expected” growth in the United States in the first half of 2016 and downside risk associated with Brexit, the United Kingdom’s decision to depart the European Union, as factors affecting this subdued outlook. Although the initial market reaction to Brexit was “contained,” the U.K. referendum is eventually “expected to have negative macroeconomic consequences, especially in the United Kingdom,” the report states. The IMF slashed its 2016 growth rate for advanced economies to 1.6%. Emerging markets and developing economies, meanwhile, will “strengthen slightly” this year to 4.2% after five straight years of declines, as projected by the IMF. While the IMF’s outlook for these developing economies is “uneven,” they account for more than 75% of projected world growth in 2016, according to the IMF, benefiting from low interest rates in advanced economies, stabilizing commodity prices, and diminishing concerns about China’s short-term economic prospects.

6	Government Money Market Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for the period ended September 30, 2016, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance For the period ended 9/30/16

	Class A	Class B		Class C		Class G	Class I	Class M	Class P	Class R	Class T

(inception dates)	(4/14/16)	(6/16/16)		(6/16/16)		(8/30/16)	(4/14/16)	(6/16/16)	(4/14/16)	(6/16/16)	(6/16/16)

	Net					Net	Net	Net	Net	Net	Net
	asset	Before	After	Before	After	asset	asset	asset	asset	asset	asset
	value	CDSC	CDSC	CDSC	CDSC	value	value	value	value	value	value

Life of fund	0.00%	0.00%	–5.00%	0.00%	–1.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

	Net					Net	Net	Net	Net	Net	Net
	asset	Before	After	Before	After	asset	asset	asset	asset	asset	asset
Current rate (end of period)*	value	CDSC	CDSC	CDSC	CDSC	value	value	value	value	value	value

Current 7-day yield
(with expense limitation)	0.01%	0.01%	—	0.01%	—	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%

Current 7-day yield
(without expense limitation)	–0.19	–0.71	—	–0.69	—	–0.11	–0.09	–0.45	–0.11	–0.70	–0.50

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. None of the share classes carry an initial sales charge. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns reflect a 1% CDSC for the first year that is eliminated thereafter. Class A, G, I, M, P, R, and T shares generally have no CDSC. Performance for class B, C, G, M, R, and T shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the expense waiver in effect at that time.

* The 7-day yield is the most common gauge for measuring money market mutual fund performance. Yield reflects current performance more closely than total return.

For a portion of the period, this fund may have limited expenses, without which returns would have been lower.

Comparative Lipper returns For the period ended 9/30/16

Lipper U.S. Government Money Market
Funds category average*

Life of fund	0.02%

Lipper results should be compared with fund performance at net asset value.

* For the life-of-fund period ended 9/30/16, there were 148 funds in this Lipper category.

Government Money Market Fund	7

Fund distribution information For the period ended 9/30/16

Distributions	Class A	Class B	Class C	Class G	Class I	Class M	Class P	Class R	Class T

Number	6	4	4	2	6	4	6	4	4

Income	$0.000047	$0.000030	$0.000030	$0.000009	$0.000047	$0.000030	$0.000047	$0.000030	$0.000030

Capital gains	—	—	—	—	—	—	—	—	—

Total	$0.000047	$0.000030	$0.000030	$0.000009	$0.000047	$0.000030	$0.000047	$0.000030	$0.000030

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. During the period from April 14, 2016 (commencement of operations) through September 30, 2016, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class G	Class I	Class M	Class P	Class R	Class T

Estimated total annual operating
expenses for the fiscal year ended
9/30/15*	0.51%	1.01%	1.01%	0.37%	0.37%	0.66%	0.37%	1.01%	0.76%

Annualized expense ratio for the
six-month period ended 9/30/16†‡	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Other expenses are based on estimated amounts for the current fiscal year.

† Expense ratios for each class, except for those that started up during the six-month period, are for the fund’s most recent fiscal half year. For a new class, the ratio is for the period from the commencement of operations of the class to 9/30/16. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

‡ Reflects a voluntary waiver of certain fund expenses.

8	Government Money Market Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class from 4/14/16 (commencement of operations) to 9/30/16. For a new class, the expenses shown are for the period from the commencement of operations of the class to 9/30/16. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The table also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B‡	Class C‡	Class G‡	Class I	Class M‡	Class P	Class R‡	Class T‡

Expenses paid per $1,000*†	$1.53	$0.96	$0.96	$0.29	$1.53	$0.96	$1.53	$0.96	$0.96

Ending value (after expenses)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the period from the commencement of operations of each class to 9/30/16. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

‡ Had expenses for shares of any new class been shown for the entire period from 4/14/16 to 9/30/16, they would have been higher.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 9/30/16, use the following calculation method. To find the value of your investment on 4/14/16 (commencement of operations), call Putnam at 1-800-225-1581.

Government Money Market Fund	9

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class G	Class I	Class M	Class P	Class R	Class T

Expenses paid per $1,000*†	$1.67	$1.67	$1.67	$1.67	$1.67	$1.67	$1.67	$1.67	$1.67

Ending value (after expenses)	$1,023.35	$1,023.35	$1,023.35	$1,023.35	$1,023.35	$1,023.35	$1,023.35	$1,023.35	$1,023.35

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the period from the commencement of operations to 9/30/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

10 Government Money Market Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares generally are fund shares purchased with an initial sales charge. In the case of your fund, which has no sales charge, the reference is to shares purchased or acquired through the exchange of class A shares from another Putnam fund. Exchange of your fund’s class A shares into another fund may involve a sales charge, however.

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class G shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to Putnam fund-of-funds accounts.

Class I shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to institutional clients and other investors who meet minimum investment requirements

Class M shares generally are fund shares that have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC. In the case of your fund, which has no sales charge, the reference is to shares purchased or acquired through the exchange of class M shares from another Putnam fund. Exchange of your fund’s class M shares into another fund may involve a sales charge, however.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to other Putnam funds.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class T shares are not subject to an initial sales charge or CDSC (except on certain redemptions of shares acquired by exchange of shares of another Putnam fund bought without an initial sales charge); however, they are subject to a 12b-1 fee.

Government Money Market Fund	11

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Lipper U.S. Government Money Market Funds category average is an arithmetic average of the total return of all Lipper U.S. Government Money Market Funds.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2016, Putnam employees had approximately $500,000,000 and the Trustees had approximately $133,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

12 Government Money Market Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Government Money Market Fund 13

Trustee approval of management contract

General conclusions

In October 2015, the Putnam Funds’ Board of Trustees, which oversees the management of each Putnam fund, approved, for an initial term ending June 30, 2016, your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). In June 2016, the Board of Trustees also approved the continuance of your fund’s management and sub-management contracts as part of the Board’s annual review of the management, sub-management and sub-advisory contracts, as applicable, of all Putnam funds.

The Board, with the assistance of its Contract Committee, which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”), requested and evaluated all information it deemed reasonably necessary under the circumstances in connection with its October 2015 initial approval of your fund’s management contract and sub-management contract and in connection with its June 2016 annual contract review. In October and November 2015 and over the course of several months ending in June 2016, the Contract Committee met with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. In connection with the October 2015 initial approval, the Independent Trustees also took into consideration the Contract Committee’s review and consideration of the other Putnam funds’ management, sub-management, and sub-advisory contracts and related information over the course of several months leading up to their June 2015 meeting.

On October 15, 2015, the Contract Committee recommended, and on October 16, 2015, the Independent Trustees approved, the initial execution of your fund’s management and sub-management contracts. At the Trustees’ June 24, 2016, meeting, the Contract Committee recommended, and the independent Trustees approved, the continuance of these contracts, effective July 1, 2016. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval of the continuance of these contracts was based on the following conclusions:

• That the proposed fee schedule for your fund represented reasonable compensation in light of the nature and quality of the services to be provided to the fund, the fees paid by competitive funds, and the costs expected to be incurred by Putnam Management in providing services; and

• That the proposed fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at anticipated asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any

14 Government Money Market Fund

single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees considered the proposed management fee schedule for your fund, including fee levels and breakpoints, in light of the fund’s proposed investment program. The Trustees considered that the fee schedule had been developed under the framework of the fee schedules of other Putnam funds, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees also focused on the competitiveness of your fund’s fee schedule in comparison to other Putnam funds and to market competitors.

Your fund has the benefit of breakpoints in its management fee that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase.

The Trustees also focused on the competitiveness of each fund’s total expense ratio (except for your fund, which had only recently commenced operations) during their annual contract review. In order to support the effort to have fund expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. Because your fund was not yet operational during the time period considered by the Trustees, the Trustees did not consider the effect these limitations may have had on your fund’s expenses. The expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). Putnam Management has agreed to maintain these expense limitations until at least March 25, 2018 and to reduce the contractual expense limitation on investor servicing fees and expenses from 32 basis points to 25 basis points effective September 1, 2016. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve your fund’s management and sub-management contracts.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided

Government Money Market Fund 15

to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund (except for your fund, which was not yet operational during the time periods considered by the Trustees), the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, sub-advised third-party mutual funds, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods (except for your fund, which was not yet operational during the time periods considered by the Trustees) and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees considered that 2015 was a year of mixed performance results for the Putnam funds, with generally strong results for the international equity, global sector and global asset allocation funds, but generally disappointing results for the U.S. and small-cap equity, spectrum and fixed income funds. They noted that the longer-term performance of the

16 Government Money Market Fund

Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 18th-best performing mutual fund complex out of 58 complexes for the five-year period ended December 31, 2015. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2015 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

Because your fund was not yet operational during the time periods considered by the Trustees, the Trustees did not consider your fund’s recent performance in connection with their consideration of your fund’s management and sub-management contracts.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the October 2015 initial review of your fund’s management and sub-management contracts and with its June 2016 annual contract review of these contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Government Money Market Fund 17

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

18 Government Money Market Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Investment Funds:

We have audited the accompanying statement of assets and liabilities of Putnam Government Money Market Fund (the fund), a series of the Putnam Investment Funds, including the fund’s portfolio, as of September 30, 2016, and the related statements of operations and changes in net assets and the financial highlights for the period from April 14, 2016 (commencement of operations) to September 30, 2016. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Government Money Market Fund as of September 30, 2016, the results of its operations, the changes in its net assets, and the financial highlights for the period from April 14, 2016 to September 30, 2016, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 11, 2016

Government Money Market Fund 19

The fund’s portfolio 9/30/16

			Principal
REPURCHASE AGREEMENTS (83.6%)*			amount	Value

Interest in $250,483,000 joint tri-party repurchase agreement dated
9/30/16 with Merrill Lynch, Pierce, Fenner and Smith Inc. due 10/3/16 —
maturity value of $39,259,636 for an effective yield of 0.500% (collateralized by various mortgage backed securities with coupon rates ranging from
2.500% to 3.500% and due dates ranging from 2/1/30 to 1/1/46, valued
at $255,492,660)			$39,258,000	$39,258,000

Interest in $250,000,000 joint tri-party repurchase agreement dated
9/30/16 with HSBC Bank USA, National Association due 10/3/16 —
maturity value of $38,001,488 for an effective yield of 0.470% (collateralized by various mortgage backed securities with coupon rates ranging from
2.500% to 8.000% and due dates ranging from 8/1/22 to 8/1/46, valued
at $255,002,251)			38,000,000	38,000,000

Total repurchase agreements (cost $77,258,000)				$77,258,000

		Maturity	Principal
U.S. GOVERNMENT AGENCY OBLIGATIONS (12.6%)*	Yield (%)	date	amount	Value

Federal National Mortgage Association unsec. FRN	0.533	10/5/17	$795,000	$795,096

Federal National Mortgage Association unsec. notes	0.527	9/8/17	100,000	99,977

Federal National Mortgage Association unsec. notes	0.498	4/27/17	500,000	501,769

Federal National Mortgage Association unsec. notes	0.540	1/26/17	250,000	250,025

Federal National Mortgage Association unsec. notes	0.469	11/15/16	100,000	100,109

Federal Farm Credit Banks Funding Corporation
unsec. FRB, Ser. 1	0.537	10/13/17	1,000,000	1,000,488

Federal Farm Credit Banks Funding Corporation
unsec. bonds	0.547	3/29/17	200,000	199,981

Federal Farm Credit Banks Funding Corporation
discount notes	0.542	6/29/17	735,000	732,012

Federal Farm Credit Banks Funding Corporation
discount notes	0.566	11/8/16	280,000	279,833

Federal Home Loan Banks unsec. bonds	0.593	12/5/17	100,000	99,977

Federal Home Loan Banks unsec. FRB	0.717	11/15/17	400,000	400,565

Federal Home Loan Banks unsec. FRB	0.602	11/2/17	1,000,000	1,001,052

Federal Home Loan Banks unsec. FRB	0.654	10/27/17	900,000	901,491

Federal Home Loan Banks unsec. FRB	0.815	9/7/17	1,200,000	1,202,838

Federal Home Loan Banks unsec. discount notes	0.522	5/17/17	235,000	234,226

Federal Home Loan Banks unsec. discount notes	0.501	11/23/16	200,000	199,853

Federal Home Loan Banks unsec. discount notes	0.521	10/19/16	100,000	99,974

Federal Home Loan Banks unsec. discount notes	0.501	10/12/16	100,000	99,985

Federal Home Loan Banks unsec. discount notes	0.602	11/28/16	101,000	100,902

Federal Home Loan Mortgage Corporation unsec.
discount notes	0.421	3/10/17	250,000	249,533

Federal National Mortgage Association unsec.
discount notes	0.481	5/12/17	1,000,000	997,027

Federal National Mortgage Association unsec.
discount notes	0.471	12/5/16	200,000	199,830

Federal National Mortgage Association unsec.
discount notes	0.461	11/1/16	100,000	99,960

20 Government Money Market Fund

		Maturity	Principal
U.S. GOVERNMENT AGENCY OBLIGATIONS (12.6%)* cont.	Yield (%)	date	amount	Value

Federal Home Loan Mortgage Corporation unsec.
notes, Ser. 0001	0.540	5/26/17	$800,000	$801,074

Federal Home Loan Mortgage
Corporation unsec. FRN	0.537	4/20/17	200,000	200,004

Federal Home Loan Mortgage Corporation
unsec. notes	0.494	4/18/17	750,000	768,401

Total U.S. government agency obligations (cost $11,615,982)				$11,615,982

		Maturity	Principal
U.S. TREASURY OBLIGATIONS (1.3%)*	Yield (%)	date	amount	Value

U.S. Treasury FRN	0.522	1/31/18	$100,000	$100,191

U.S. Treasury FRN	0.440	4/30/18	100,000	100,028

U.S. Treasury FRN	0.424	7/31/18	1,000,000	999,797

Total U.S. treasury obligations (cost $1,200,016)				$1,200,016

TOTAL INVESTMENTS

Total investments (cost $90,073,998)				$90,073,998

Key to holding’s abbreviations

FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from April 14, 2016 (commencement of operations) through September 30, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $92,439,312.

The dates shown on debt obligations are the original maturity dates.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Repurchase agreements	$—	$77,258,000	$—

U.S. government agency obligations	—	11,615,982	—

U.S. treasury obligations	—	1,200,016	—

Totals by level	$—	$90,073,998	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

Government Money Market Fund 21

Statement of assets and liabilities 9/30/16

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (at amortized cost $12,815,998)	$12,815,998
Repurchase agreements (identified cost $77,258,000)	77,258,000

Interest and other receivables	27,356

Receivable for shares of the fund sold	3,356,304

Receivable for investor servicing fees (Note 2)	125

Unamortized offering costs (Note 1)	81,185

Receivable from Manager (Note 2)	22,229

Prepaid assets	5,436

Total assets	93,566,633

LIABILITIES

Payable to custodian	6,888

Payable for shares of the fund repurchased	911,509

Payable for custodian fees (Note 2)	3,348

Payable for Trustee compensation and expenses (Note 2)	49

Payable for administrative services (Note 2)	45

Payable for offering costs (Note 1)	151,962

Distributions payable to shareholders	22

Other accrued expenses	53,498

Total liabilities	1,127,321

Net assets	$92,439,312

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 5)	$92,439,312

Total — Representing net assets applicable to capital shares outstanding	$92,439,312

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and offering price per class A share ($51,943,351 divided by 51,943,256 shares)*	$1.00

Net asset value and offering price per class B share ($24,038 divided by 24,038 shares)*	$1.00

Net asset value and offering price per class C share ($182,462 divided by 182,462 shares)*	$1.00

Net asset value, offering price and redemption price per class G share
($28,797,964 divided by 28,798,063 shares)	$1.00

Net asset value, offering price and redemption price per class I share
($10,000 divided by 10,000 shares)	$1.00

Net asset value, offering price and redemption price per class M share
($1,136,084 divided by 1,136,111 shares)	$1.00

Net asset value, offering price and redemption price per class P share
($10,000,031 divided by 10,000,000 shares)	$1.00

Net asset value, offering price and redemption price per class R share
($329,434 divided by 329,434 shares)	$1.00

Net asset value and offering price per class T share ($15,948 divided by 15,948 shares)*	$1.00

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

22 Government Money Market Fund

Statement of operations For the period 4/14/16 (commencement of operations) to 9/30/16

INVESTMENT INCOME	$77,982

EXPENSES

Compensation of Manager (Note 2)	65,616

Investor servicing fees (Note 2)	24,613

Custodian fees (Note 2)	3,350

Trustee compensation and expenses (Note 2)	232

Distribution fees (Note 2)	628

Administrative services (Note 2)	136

Amortization of offering costs (Note 1)	70,777

Reports to shareholders	12,429

Auditing and tax fees	41,839

Other	14,682

Fees waived and reimbursed by Manager (Note 2)	(158,620)

Total expenses	75,682

Expense reduction (Note 2)	(219)

Net expenses	75,463

Net investment income	2,519

Net increase in net assets resulting from operations	$2,519

The accompanying notes are an integral part of these financial statements.

Government Money Market Fund 23

Statement of changes in net assets

INCREASE IN NET ASSETS	For the period 4/14/16
(commencement of
operations) to 9/30/16

Operations:
Net investment income	$2,519

Net increase in net assets resulting from operations	$2,519

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(1,771)

Class B	—*

Class C	(2)

Class G	(224)

Class I	—*

Class M	(47)

Class P	(471)

Class R	(4)

Class T	—*

Increase from capital share transactions (Note 4)	82,419,312

Total increase in net assets	82,419,312

NET ASSETS

Beginning of period (Note 5)	10,020,000

End of period	$92,439,312

* Amount represents less than $1.

The accompanying notes are an integral part of these financial statements.

24 Government Money Market Fund

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Government Money Market Fund 25

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

											Ratio of net
											investment
											income
			Net realized								(loss)
	Net asset value,		and unrealized	Total from	From	Total			Net assets,	Ratio of expenses	to average
	beginning	Net investment	gain (loss)	investment	net investment	distribu-	Net asset value,	Total return at net	end of period	to average	net assets
Period ended	of period	income (loss) [a]	on investments	operations	income	tions	end of period	asset value (%) [b]	(in thousands)	net assets (%) [c,d,e]	(%) [d,e]

Class A
September 30, 2016†	$1.00	— [f]	—	— [f]	— [f]	— [f]	$1.00	—*	$51,943	.15*	.01*

Class B
September 30, 2016††	$1.00	— [f]	—	— [f]	— [f]	— [f]	$1.00	—*	$24	.10*	—* [g]

Class C
September 30, 2016††	$1.00	— [f]	—	— [f]	— [f]	— [f]	$1.00	—*	$182	.10*	—* [g]

Class G
September 30, 2016‡	$1.00	— [f]	—	— [f]	— [f]	— [f]	$1.00	—*	$28,798	.03*	—* [g]

Class I
September 30, 2016†	$1.00	— [f]	—	— [f]	— [f]	— [f]	$1.00	—*	$10	.15*	—* [g]

Class M
September 30, 2016††	$1.00	— [f]	—	— [f]	— [f]	— [f]	$1.00	—*	$1,136	.10*	—* [g]

Class P
September 30, 2016†	$1.00	— [f]	—	— [f]	— [f]	— [f]	$1.00	—*	$10,000	.15*	—* [g]

Class R
September 30, 2016††	$1.00	— [f]	—	— [f]	— [f]	— [f]	$1.00	—*	$329	.10*	—* [g]

Class T
September 30, 2016††	$1.00	— [f]	—	— [f]	— [f]	— [f]	$1.00	—*	$16	.10*	—* [g]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

26 Government Money Market Fund	Government Money Market Fund 27

Financial highlights (Continued)

* Not annualized.

† For the period April 14, 2016 (commencement of operations) to September 30, 2016.

†† For the period June 16, 2016 (commencement of operations) to September 30, 2016.

‡ For the period August 30, 2016 (commencement of operations) to September 30, 2016.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields of the fund. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

9/30/16

Class A	0.14%

Class B	0.24

Class C	0.23

Class G	0.01

Class I	0.08

Class M	0.13

Class P	0.08

Class R	0.23

Class T	0.17

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such waivers, the expenses of each class reflects a reduction of the following amounts as a percentage of average net assets (Note 2).

9/30/16

Class A	0.20%

Class B	0.12

Class C	0.12

Class G	0.04

Class I	0.20

Class M	0.12

Class P	0.20

Class R	0.12

Class T	0.12

f  Amount represents less than $0.0001.

g Amount represents less than 0.01%.

The accompanying notes are an integral part of these financial statements.

28 Government Money Market Fund

Notes to financial statements 9/30/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from April 14, 2016 (commencement of operations) through September 30, 2016.

Putnam Government Money Market Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests at least 99.5 percent of the fund’s total assets in cash, U.S. government securities and repurchase agreements that are fully collateralized by U.S. government securities or cash. The fund invests mainly in debt securities that are obligations of the U.S. government, its agencies and instrumentalities and accordingly are backed by the full faith and credit of the United States (e.g., U.S. Treasury bills) or by the credit of a federal agency or government-sponsored entity (e.g., Fannie Mae and Freddie Mac mortgage-backed bonds). The U.S. government securities in which the fund invests may also include variable and floating rate instruments and when-issued and delayed delivery securities (i.e., payment or delivery of the securities occurs at a future date for a predetermined price). Under normal circumstances, the fund invests at least 80% of the fund’s net assets in U.S. government securities and repurchase agreements that are fully collateralized by U.S. government securities. This policy may be changed only after 60 days’ notice to shareholders. The securities purchased by the fund are subject to quality, maturity, diversification and other requirements pursuant to rules promulgated by the Securities and Exchange Commission. Putnam Management may consider, among other factors, credit and interest rate risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class G, class I, class M, class P, class R and class T shares. The fund began offering class A, class I and class P shares on April 14, 2016. The fund began offering class B, class C, class M, class R and class T shares on June 16, 2016. The fund began offering class G shares on August 30, 2016. Each class of shares is sold without a front-end sales charge. Class A and class T shares are generally not subject to a contingent deferred sales charge, and class G, class I, class M, class P and class R shares are not subject to a contingent deferred sales charge. Class B shares convert to class A shares after approximately eight years and are subject to a contingent deferred sales charge on certain redemptions. Class C shares have a one-year 1.00% contingent deferred sales charge on certain redemptions and do not convert to class A shares. Class G shares are only available to other accounts managed by Putnam Management and its affiliates. Class I shares are intended for institutional and other investors who meet the $5,000,000 minimum investment and who are not purchasing through a financial intermediary. Class P shares are only available to other Putnam funds. The expenses for class A, class B, class C, class G, class I, class M, class P, class R and class T shares may differ based on each class’ distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles

Government Money Market Fund 29

generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

The valuation of the fund’s portfolio instruments is determined by means of the amortized cost method (which approximates fair value) as set forth in Rule 2a–7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity and is generally categorized as a Level 2 security.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity. Gains or losses on securities sold are determined on the identified cost basis.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Prior to September 22, 2016, the fund participated in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and the same unsecured uncommitted line of credit.  Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee (0.04% prior to September 22, 2016) and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% (0.16% prior to September 22, 2016) per annum on any unutilized portion of the committed line of credit

30 Government Money Market Fund

is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior period remains subject to examination by the Internal Revenue Service.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. For the reporting period, there were no material temporary or permanent differences. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund required no such reclassifications.

The tax basis components of distributable earnings as of the close of the reporting period were as follows:

Undistributed ordinary income	$22

The aggregate identified cost on a financial reporting and tax basis is the same.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Offering costs The offering costs of $151,962 are being fully amortized on a straight-line basis over a twelve-month period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.440%	of the first $5 billion,	0.240%	of the next $50 billion,

0.390%	of the next $5 billion,	0.220%	of the next $50 billion,

0.340%	of the next $10 billion,	0.210%	of the next $100 billion and

0.290%	of the next $10 billion,	0.205%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.133% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $97,194 as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses in order to enhance the annualized net yield for the fund. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. During the

Government Money Market Fund 31

reporting period, the fund’s expenses were reduced by $61,426 as a result of this limit, and the net yield at the close of the reporting period was 0.01%. This includes the following amounts per class of class specific distribution fees and class specific investor servicing fees from the fund:

	Distribution fee waived	Investor servicing fee waived

Class A	N/A	$23,509

Class B	$25	8

Class C	97	29

Class G	N/A	210

Class I	N/A	—*

Class M	309	330

Class P	N/A	463

Class R	184	55

Class T	13	9

Total	$628	$24,613

* Amount represents less than $1.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class T shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Prior to September 1, 2016, Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class T shares that included (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Prior to September 1, 2016, Putnam Investor Services had agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes would not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

Class G, class I and class P shares paid a monthly fee based on the average net assets of class G, class I and class P shares, respectively, at an annual rate of 0.01%.

32 Government Money Market Fund

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$23,509	Class M	330

Class B	8	Class P	463

Class C	29	Class R	55

Class G	210	Class T	9

Class I	—*	Total	$24,613

* Amount represents less than $1.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $219 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $9, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class B, class C, class M, class R and class T shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.75%, 1.00%, 1.00%, 1.00% and 0.35% of the average net assets attributable to class B, class C, class M, class R and class T shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.50%, 0.50%, 0.15%, 0.50% and 0.25% of the average net assets attributable to class B, class C, class M, class R and class T shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class B	$25	Class R	184

Class C	97	Class T	13

Class M	309	Total	$628

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of no monies and no monies, respectively, in contingent deferred sales charges from redemptions of class B and class C shares purchased by exchange from another Putnam fund.

A deferred sales charge of up to 1.00% for class A and class T shares may be assessed on certain redemptions. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies in contingent deferred sales charges from redemptions of class A or class T shares purchased by exchange from another Putnam fund.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $5,639,927,188 and $5,549,855,000, respectively. The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies

Government Money Market Fund 33

approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	For the period 4/14/16
	(commencement of operations) to 9/30/16

Class A	Shares	Amount

Shares sold	299,567,425	$299,567,425

Shares issued in connection with reinvestment of distributions	844	844

	299,568,269	299,568,269

Shares repurchased	(247,635,013)	(247,635,013)

Net increase	51,933,256	$51,933,256

	For the period 6/16/16
	(commencement of operations) to 9/30/16

Class B	Shares	Amount

Shares sold	24,038	$24,038

Shares issued in connection with reinvestment of distributions	—	—

	24,038	24,038

Shares repurchased	—	—

Net increase	24,038	$24,038

	For the period 6/16/16
	(commencement of operations) to 9/30/16

Class C	Shares	Amount

Shares sold	182,881	$182,881

Shares issued in connection with reinvestment of distributions	2	2

	182,883	182,883

Shares repurchased	(421)	(421)

Net increase	182,462	$182,462

	For the period 8/30/16
	(commencement of operations) to 9/30/16

Class G	Shares	Amount

Shares sold	29,538,124	$29,538,124

Shares issued in connection with reinvestment of distributions	224	224

	29,538,348	29,538,348

Shares repurchased	(740,285)	(740,285)

Net increase	28,798,063	$28,798,063

34 Government Money Market Fund

	For the period 4/14/16
	(commencement of operations) to 9/30/16

Class I	Shares	Amount

Shares sold	—	$—

Shares issued in connection with reinvestment of distributions	—	—

	—	—

Shares repurchased	—	—

Net increase	—	$—

	For the period 6/16/16
	(commencement of operations) to 9/30/16

Class M	Shares	Amount

Shares sold	1,489,415	$1,489,415

Shares issued in connection with reinvestment of distributions	20	20

	1,489,435	1,489,435

Shares repurchased	(353,324)	(353,324)

Net increase	1,136,111	$1,136,111

	For the period 4/14/16
	(commencement of operations) to 9/30/16

Class P	Shares	Amount

Shares sold	—	$—

Shares issued in connection with reinvestment of distributions	—	—

	—	—

Shares repurchased	—	—

Net increase	—	$—

	For the period 6/16/16
	(commencement of operations) to 9/30/16

Class R	Shares	Amount

Shares sold	379,469	$379,469

Shares issued in connection with reinvestment of distributions	4	4

	379,473	379,473

Shares repurchased	(50,039)	(50,039)

Net increase	329,434	$329,434

	For the period 6/16/16
	(commencement of operations) to 9/30/16

Class T	Shares	Amount

Shares sold	30,948	$30,948

Shares issued in connection with reinvestment of distributions	—	—

	30,948	30,948

Shares repurchased	(15,000)	(15,000)

Net increase	15,948	$15,948

Government Money Market Fund 35

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class A	10,000	0.02%	$10,000

Class B	10,000	41.60	10,000

Class C	10,000	5.48	10,000

Class G	10,000	0.03	10,000

Class I	10,000	100.00	10,000

Class M	10,000	0.88	10,000

Class R	10,000	3.04	10,000

Class T	10,000	62.70	10,000

At the close of the reporting period, a shareholder of record owned 26.2% of the outstanding shares of the fund.

At the close of the reporting period, a fund within the Putnam 529 for America Funds owned 9.4% of the outstanding shares of the fund.

At the close of the reporting period, two funds managed by Putnam Management owned 5.4% and 5.4% of the outstanding shares of the fund.

At the close of the reporting period, three funds within the Putnam RetirementReady® Funds owned 9.2%, 5.6% and 5.0% of the outstanding shares of the fund.

Note 5: Initial capitalization and offering of shares

The fund was established as a series of the Trust on April 14, 2016. Prior to April 14, 2016, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

	Capital contribution	Shares issued

Class A	$10,000	10,000

Class I	$10,000	10,000

Class P	$10,000,000	10,000,000

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

36 Government Money Market Fund

Note 7: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	HSBC Bank	Merrill Lynch,
	USA, National	Pierce, Fenner
	Association	and Smith Inc.	Total

Assets:

Repurchase agreements**	$38,000,000	$39,258,000	$77,258,000

Total Assets	$38,000,000	$39,258,000	$77,258,000

Total Financial and Derivative Net Assets	$38,000,000	$39,258,000	$77,258,000

Total collateral received (pledged)†##	$38,000,000	$39,258,000

Net amount	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2017 will show the tax status of all distributions paid to your account in calendar 2016.

Government Money Market Fund 37

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

38 Government Money Market Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2016, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Government Money Market Fund 39

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
James F. Clark (Born 1974)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2016	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments	Vice President and BSA Compliance Officer
and Putnam Management	Since 2002
Director of Operational Compliance,
Michael J. Higgins (Born 1976)	Putnam Investments and Putnam
Vice President, Treasurer, and Clerk	Retail Management
Since 2010
Nancy E. Florek (Born 1957)
Vice President, Director of Proxy Voting
and Corporate Governance, Assistant Clerk,
and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

40 Government Money Market Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Robert E. Patterson	Principal Accounting Officer,
Marketing Services	George Putnam, III	and Assistant Treasurer
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	W. Thomas Stephens	Susan G. Malloy
Boston, MA 02109		Vice President and
	Officers	Assistant Treasurer
Custodian	Robert L. Reynolds
State Street Bank	President	James P. Pappas
and Trust Company		Vice President
Jonathan S. Horwitz
Legal Counsel	Executive Vice President,	Mark C. Trenchard
Ropes & Gray LLP	Principal Executive Officer, and	Vice President and
	Compliance Liaison	BSA Compliance Officer
Independent Registered
Public Accounting Firm	Steven D. Krichmar	Nancy E. Florek
KPMG LLP	Vice President and	Vice President, Director of
	Principal Financial Officer	Proxy Voting and Corporate
Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Government Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in the last fiscal year for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2016*	$37,901	$ —	$3,600	$ —

*	For the period April 14, 2016 (commencement of operations) to September 30, 2016

For the fiscal year ended September 30, 2016, the fund's independent auditor billed aggregate non-audit fees in the amount of $3,600 to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2016*	$ —	$ —	$ —	$ —

*	For the period April 14, 2016 (commencement of operations) to September 30, 2016

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 28, 2016

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: November 28, 2016